EXHIBIT 99.1

Northern Technologies International Corporation Reports Financial Results For First Quarter Fiscal 2022

MINNEAPOLIS, Jan. 06, 2022 (GLOBE NEWSWIRE) -- Northern Technologies International Corporation (NASDAQ: NTIC), a leading developer of corrosion inhibiting products and services, as well as bio-based and biodegradable polymer resin compounds, today reported its financial results for the first quarter of fiscal 2022.

First quarter fiscal 2022 financial and operating highlights include (with growth rates on a fiscal year-over-year basis):

  Consolidated net sales increased 42.4% to a record $18,193,000
  ZERUST® net sales increased 41.1% to $14,424,000
  ZERUST® oil and gas net sales increased 72.7% to $972,000
  NTIC China net sales decreased 10.7% to $4,058,000
  Natur-Tec® product net sales increased 47.3% to $3,770,000
  Joint venture operating income decreased 16.7% to $2,634,000
  Net income attributable to NTIC increased to $4,494,000, compared to $1,262,000 last year
  Net income per diluted share attributable to NTIC was $0.46, compared to $0.13 per diluted share last year
  Non-GAAP adjusted net income was $781,000 or $0.08 per diluted share
  Consolidated balance sheet as of November 30, 2021, was strong with net cash and cash equivalents of $8,048,000

“First quarter fiscal 2022 sales enjoyed a record start, even excluding incremental sales as a result of our recent acquisition of Zerust India. Unfortunately, profitability lagged due to several one-time items associated with the Zerust India transaction, as well as higher raw material, freight, and labor expenses. We plan to implement certain measures to address these inflationary pressures, although we anticipate these measures taking effect during the second half of our fiscal 2022,” said G. Patrick Lynch, President and Chief Executive Officer of NTIC.

During the first quarter of fiscal 2022, NTIC acquired the remaining 50% ownership interest in its Indian joint venture, Harita-NTI Limited, (“Zerust India”) for USD $6.25 million in cash. Effective as of September 1, 2021, Zerust India’s sales and earnings are consolidated on the Company’s income statement. For first quarter of fiscal 2022, Zerust India contributed $2,453,000 in sales to NTIC’s consolidated net sales.

NTIC’s consolidated net sales increased 42.4% to $18,193,000 during the three months ended November 30, 2021, compared to $12,779,000 for the three months ended November 30, 2020. The year-over-year increase in consolidated sales was primarily a result of sales growth across all the Company’s product categories due to higher global demand and the recovery from the COVID-19 pandemic, as well as the contribution from Zerust India.

The following tables set forth NTIC’s net sales by product category for the three months ended November 30, 2021 and November 30, 2020 by segment:

	Three Months Ended
	November 30, 2021	% of Net Sales	November 30, 2020	% of Net Sales	% Change
ZERUST® industrial net sales	$12,611,530	69.3%	$9,077,554	71.0%	38.9%
ZERUST® joint venture net sales	840,439	4.6%	580,304	4.5%	44.8%
ZERUST® oil & gas net sales	971,816	5.3%	562,693	4.4%	72.7%
Total ZERUST® net sales	$14,423,785	79.3%	$10,220,551	80.0%	41.1%
Total Natur-Tec® net sales	3,769,628	20.7%	2,558,561	20.0%	47.3%
Total net sales	$18,193,413	100.0%	$12,779,112	100.0%	42.4%

NTIC’s joint venture operating income decreased 16.7% to $2,634,000 during the three months ended November 30, 2021, compared to joint venture operating income of $3,162,000 during the three months ended November 30, 2020. This decrease was attributable to the acquisition of the remaining 50% ownership interest of Zerust India, and higher expenses and lower gross margin at the Company’s joint ventures, partially offset by an increase in total net sales of the joint ventures as fees for services provided to joint ventures are primarily a function of the net sales of NTIC’s joint ventures. Net sales of NTIC’s joint ventures, which are not consolidated with NTIC’s financial results, increased 0.9% to $27,023,000 during the three months ended November 30, 2021, compared to $26,777,000 for the three months ended November 30, 2020.

Operating expenses, as a percent of net sales, for the first quarter of fiscal 2022 were 39.0%, compared to 46.3% for the same period last fiscal year. This improvement in operating leverage was due to higher first quarter fiscal 2022 sales. On a dollar basis, first quarter fiscal 2022 operating expenses were $7,070,000, compared to $5,911,000 for the same period last fiscal year.

The Company reported net income attributable to NTIC for the first quarter of fiscal 2022 of $4,494,000, or $0.46 per diluted share, compared to net income of $1,262,000, or $0.13 per diluted share for the same period last fiscal year.

During the fiscal 2022 first quarter, NTIC incurred a net one-time gain of $3,952,000 related to the acquisition of the remaining 50% ownership interest of Zerust India. Excluding this gain and other related adjustments as set forth in the GAAP reconciliation at the end of this release, NTIC’s non-GAAP adjusted net income was $781,000, or $0.08 per diluted share, for the first quarter of fiscal 2022 compared to $1,262,000, or $0.13 per diluted share, for the same quarter last fiscal year.

NTIC’s consolidated balance sheet remains strong, with working capital of $25,843,000 as of November 30, 2021, including $8,048,000 in cash and cash equivalents, $5,000 in available for sale securities, and outstanding line of credit balance of $2,500,000, compared to $25,231,000 of working capital as of August 31, 2021, including $7,681,000 in cash and cash equivalents and $5,000 in available for sale securities, and no outstanding line of credit balance.

As of November 30, 2021, the Company had $21,358,000 of investments in joint ventures, of which $11,623,000 or 54.4%, is cash, with the remaining balance mostly made up of other working capital.

Conference Call and Webcast

NTIC will host a conference call today at 8:00 a.m. Central Time to review its results of operations for the first quarter of fiscal 2022 and its outlook, followed by a question-and-answer session. The conference call will be available to interested parties through a live audio webcast available through NTIC’s website at www.ntic.com where the webcast will be archived and accessible for at least 12 months. The dial-in number for the conference call is (877) 670-9776 and the confirmation code is 1774767.

About Northern Technologies International Corporation

Northern Technologies International Corporation develops and markets proprietary, environmentally beneficial products and services in over 60 countries either directly or via a network of subsidiaries, joint ventures, independent distributors and agents. NTIC’s primary business is corrosion prevention marketed mainly under the ZERUST® brand. NTIC has been selling its proprietary ZERUST® rust and corrosion inhibiting products and services to the automotive, electronics, electrical, mechanical, military and retail consumer markets for over 45 years and, in recent years, has targeted and expanded into the oil and gas industry. NTIC offers worldwide on-site technical consulting for rust and corrosion prevention issues. NTIC’s technical service consultants work directly with the end users of NTIC’s products to analyze their specific needs and develop systems to meet their technical requirements. NTIC also markets and sells a portfolio of bio-based and biodegradable polymer resin compounds and finished products marketed under the Natur-Tec® brand.

Forward-Looking Statements

Statements contained in this release that are not historical information are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include NTIC’s expectations that it plans to implement measures to address inflationary pressures, and other statements that can be identified by words such as “believes,” “continues,” “expects,” “anticipates,” “intends,” “potential,” “outlook,” “will,” “may,” “would,” “should,” “guidance” or words of similar meaning, and the use of future dates. Such forward-looking statements are based upon the current beliefs and expectations of NTIC’s management and are inherently subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied. Such potential risks and uncertainties include, but are not limited to, in no particular order: the effects of the COVID-19 pandemic on NTIC’s business and operating results; the effects of supply chain and shipping issues on NTIC’s business and operating results; the health of the U.S. and worldwide economies, including in particular the U.S. automotive industry; the effect of economic uncertainty and trade disputes; NTIC’s dependence on its joint ventures, including in particular in Germany, its relationships with its joint venture partners and the success of its joint ventures, including fees and dividend distributions that NTIC receives from them; risks associated with NTIC’s international operations, including its NTIC China operations, its recent acquisition of the remaining 50% ownership interest in Zerust India, the United Kingdom’s exit from the European Union and exposure to fluctuations in foreign currency exchange rates and tariffs, including in particular the Euro compared to the U.S. dollar; the effect of the, economic slowdown and political unrest; the level of growth in NTIC’s markets; NTIC’s investments in research and development efforts; acceptance of existing and new products; timing of NTIC’s receipt of purchase orders under supply contracts; variability in sales to customers in the oil and gas industry and the effect on NTIC’s quarterly financial results; increased competition; the costs and effects of complying with changes in tax, fiscal, government and other regulatory policies, and rules relating to environmental, health and safety matters; pending and potential litigation; and NTIC’s reliance on its intellectual property rights and the absence of infringement of the intellectual property rights of others. More detailed information on these and additional factors which could affect NTIC’s operating and financial results is described in the Company’s filings with the Securities and Exchange Commission (SEC), including its annual report on Form 10-K for the fiscal year ended August 31, 2021 and subsequent quarterly report on Form 10-Q to be filed shortly with the SEC. NTIC urges all interested parties to read these reports to gain a better understanding of the many business and other risks that the Company faces. Additionally, NTIC undertakes no obligation to publicly release the results of any revisions to these forward-looking statements, which may be made to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

Use of Non-GAAP Financial Measures

In addition to the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release contains the non-GAAP financial measures of adjusted net income attributable to NTIC and adjusted net income attributable to NTIC per diluted share. The reasons for the use of these measures, reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures and other information relating to these measures are included below following the unaudited condensed consolidated financial statements. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for NTIC’s financial results prepared in accordance with GAAP.

Investor and Media Contacts:
Matthew Wolsfeld, CFO
NTIC
(763) 225-6600

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS AS OF NOVEMBER 30, 2021 (UNAUDITED) AND
AUGUST 31, 2021 (AUDITED)

	November 30, 2021	August 31, 2021
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$8,047,565	$7,680,641
Available for sale securities	4,634	4,634
Receivables:
Trade, excluding joint ventures, less allowance for doubtful accounts
of $382,000 as of November 30, 2021 and August 31, 2021	13,107,126	11,128,805
Trade, joint ventures	791,246	624,808
Fees for services provided to joint ventures	1,200,869	1,505,127
Income taxes	500,061	386,574
Inventories	11,439,738	11,114,207
Prepaid expenses	2,173,851	1,302,293
Total current assets	37,265,090	33,747,089

PROPERTY AND EQUIPMENT, NET	12,194,674	11,821,458
OTHER ASSETS:
Investments in joint ventures	21,357,911	27,623,768
Deferred income taxes	—	92,554
Patents and trademarks, net	709,875	709,572
Goodwill	3,869,676	—
Intangible asset, net	6,418,000	—
Operating lease right of use asset	655,819	376,438
Total other assets	33,011,281	28,802,332
Total assets	$82,471,045	$74,370,879

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Accounts payable	$5,466,381	$4,290,972
Line of credit	2,500,000
Income taxes payable	96,596	178,923
Accrued liabilities:
Payroll and related benefits	1,604,109	2,879,468
Other	1,407,724	894,497
Current portion of operating lease	314,918	272,336
Total current liabilities	11,389,728	8,516,196
LONG-TERM LIABILITIES:
Deferred income tax, net	1,109,572	—
Operating lease, less current portion	340,901	104,102
Total long-term liabilities	1,450,473	104,102
COMMITMENTS AND CONTINGENCIES
EQUITY:
Preferred stock, no par value; authorized 10,000 shares; none issued and outstanding	—	—
Common stock, $0.02 par value per share; authorized 15,000,000
shares as of November 30, 2021 and August 31, 2021; issued and outstanding 9,203,446 and 9,184,811, respectively	184,069	183,696
Additional paid-in capital	19,146,510	18,736,268
Retained earnings	50,823,730	46,973,092
Accumulated other comprehensive loss	(3,862,085)	(3,525,030)
Stockholders’ equity	66,292,224	62,368,026
Non-controlling interests	3,338,620	3,382,555
Total equity	69,630,844	65,750,581
Total liabilities and equity	$82,471,045	$74,370,879

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE THREE MONTHS ENDED NOVEMBER 30, 2021 AND 2020

	Three Months Ended
	November 30, 2021	November 30, 2020
NET SALES:
Net sales, excluding joint ventures	$17,352,974	$12,198,808
Net sales, to joint ventures	840,439	580,304
Total net sales	18,193,413	12,779,112

Cost of goods sold	12,490,483	8,313,321
Gross profit	5,702,930	4,465,791

JOINT VENTURE OPERATIONS:
Equity in income from joint ventures	1,374,749	1,825,712
Fees for services provided to joint ventures	1,258,858	1,336,561
Total joint venture operations	2,633,607	3,162,273

OPERATING EXPENSES:
Selling expenses	3,237,758	2,741,768
General and administrative expenses	2,596,347	2,093,982
Research and development expenses	1,235,821	1,075,737
Total operating expenses	7,069,926	5,911,487

OPERATING INCOME	1,266,611	1,716,577

REMEASUREMENT GAIN ON ACQUISITION OF EQUITY METHOD INVESTEE	3,951,550	—
INTEREST INCOME	10,943	69,538
INTEREST EXPENSE	(2,891)	(2,368)
INCOME BEFORE INCOME TAX EXPENSE	5,226,213	1,783,747

INCOME TAX EXPENSE	504,380	378,590
NET INCOME	4,721,833	1,405,157

NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	228,074	142,758
NET INCOME ATTRIBUTABLE TO NTIC	$4,493,759	$1,262,399

NET INCOME ATTRIBUTABLE TO NTIC PER COMMON SHARE:
Basic	$0.49	$0.14
Diluted	$0.46	$0.13

WEIGHTED AVERAGE COMMON SHARES ASSUMED OUTSTANDING:
Basic	9,199,976	9,104,623
Diluted	9,779,770	9,644,630

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.07	$0.00

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
ADJUSTED NET INCOME CALCULATIONS
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

The accompanying press release contains the non-GAAP financial measures of adjusted net income attributable to NTIC and adjusted net income attributable to NTIC per diluted share, which are not calculated or presented in accordance with accounting principles generally accepted in the United States (GAAP). These non-GAAP financial measures are information supplemental and in addition to the financial measures presented in the accompanying release that are calculated and presented in accordance with GAAP. NTIC uses non-GAAP financial measures as supplemental measures of performance and believes these measures facilitate operating performance comparisons from period to period and company to company by factoring out potential differences caused by non-recurring, unusual or infrequent charges not related to NTIC’s regular, ongoing business. NTIC also believes that the presentation of certain non-GAAP financial measures provides useful information to investors in evaluating the company’s operations, period over period. Such non-GAAP financial measures should not be considered superior to, as a substitute for, or as an alternative to, and should be considered in conjunction with, the GAAP financial measures presented in the release. The non-GAAP financial measures in the accompanying release may differ from similar measures used by other companies.

The following table provides reconciliations of financial measures calculated and reported in accordance with GAAP as well as adjusted non-GAAP financial measures presented in the accompanying release. The following is a reconciliation of NTIC’s reported net income attributable to NTIC and reported net income attributable to NTIC per common share to adjusted net income attributable to NTIC and adjusted net income attributable to NTIC per common share, in each case, as adjusted to exclude the net one-time gain related to the acquisition of the remaining 50% ownership interest of Zerust India.

	Three Months Ended
	November 30,	November 30,
	2021	2020
Net income attributable to NTIC, as reported	$4,493,759	$1,262,399
Adjustments for adjusted net income:
Expenses related to Zerust India transaction	50,000	-
Gain on purchase of Zerust India	(4,612,638)	-
Cumulative foreign currency adjustment	661,088	-
Amortization expense	68,000	-
Tax impact of adjusted items	121,000	-
Non-GAAP adjusted net income	$781,209	$1,262,399

Weighted average shares outstanding (diluted)	9,779,770	9,644,630
Net income attributable to NTIC per diluted share, as reported	0.46	0.13
Adjustments for adjusted net income, net of tax impact, per diluted share [1]	(0.38)	-
Non-GAAP adjusted net income per diluted share	$0.080	0.13

[1] Includes adjustments related to the items noted above, net of tax